SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


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Check the appropriate box:

[ ]  Preliminary Proxy Statement
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     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Astronics Corporation
                (Name of Registrant as Specified In Its Charter)

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[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)     Title of each class of securities to which transaction applies:

                ________________________________________________________________

         2)     Aggregate number of securities to which transaction applies:

                ________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

                ________________________________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:_______________________________________

         2)       Form, Schedule or Registration Statement No.:_________________

         3)       Filing Party:_________________________________________________

         4)       Date Filed:___________________________________________________

                             ASTRONICS CORPORATION
                  1801 Elmwood Avenue, Buffalo, New York 14207




Dear Fellow Shareholders:

It is my pleasure to invite you to attend the 2000 Annual Meeting of Shareholders to be held at the Orchard Park Country Club, S-4777 South Buffalo Street, Orchard Park, New York, at 10:00 a.m. on Thursday, April 20, 2000. The doors will open at 9:30 a.m.

Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

The Annual Meeting of Shareholders will be held to consider and take action with regard to the election of five directors and the approval of the selection of the Company's auditors.

Complete details are included in the accompanying proxy statement.

I look forward to meeting with you and hearing your views on the progress of Astronics.



                                                Kevin T. Keane
                                                Chairman of the Board,
                                                President and
                                                Chief Executive Officer



Buffalo, New York
March 13, 2000

                      (This page intentionally left blank)

                             ASTRONICS CORPORATION
                  1801 Elmwood Avenue, Buffalo, New York 14207



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



TO THE SHAREHOLDERS OF ASTRONICS CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Astronics Corporation will be held at the Orchard Park County Club, S-4777 South Buffalo Street, Orchard Park, New York, on Thursday, April 20, 2000 at 10:00 a.m., to consider and take action on the following:

     1. The election of five directors of the Company to serve for the ensuing year and until the next annual meeting of Shareholders and the election and qualification of their successors.

     2. The selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

     3. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on March 3, 2000 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE RETURN ENVELOPE ENCLOSED.

                                        By Order of the Board of Directors


                                        JOHN B. DRENNING, Secretary



Buffalo, New York
Dated:  March 13, 2000

                                PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 20, 2000


This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of ASTRONICS CORPORATION, a New York corporation ("Astronics" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 20, 2000 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telephone or telegram by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on March 13, 2000.

If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below and FOR the proposal to ratify the appointment of independent auditors.

The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

Any proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on March 3, 2000 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 3, 2000, Astronics had outstanding and entitled to vote at the meeting a total of 5,023,037 shares of Common Stock and 666,181 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. In accordance with New York law, such abstentions are not counted in determining the number of votes cast in connection with the appointment of independent auditors. Under applicable law, broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the votes cast on a proposal.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the only persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group as of March 3, 2000.

                            Shares of Common Stock      Shares of Class B Stock
   Name and Address         ----------------------      -----------------------
     of Owner (1)          Number       Percentage       Number      Percentage
     ------------          ------       ----------       ------      ----------
Robert T. Brady (2)(3)      2,282           -               -            -

John B. Drenning (2)       37,852          .8%           20,275        3.0%

Robert J. McKenna (2)       1,100           -               -            -

Kevin T. Keane (2)(4)     428,306         8.5 %         262,875       39.5%

John M. Yessa (2)(5)      190,658         3.8%           65,259        9.8%

FMR Corp.(6)              387,950         7.7%              -            -
  82 Devonshire Street
  Boston, MA 02109

Oak Forest Investment     491,000         9.8%              -            -
  Management (6)
  6701 Democracy Blvd.
  Suite 402
  Bethesda, MD  20817

All directors and
executive officers as a
group (5 persons)         660,198        13.1%          348,409       52.3%


     (1)  The address for all owners except FMR Corp. and Oak Forest  Investment
          Management  is:  c/o  Astronics  Corporation,   1801  Elmwood  Avenue,
          Buffalo, New York 14207.

     (2)  Does not include 74,899,  74,899,  7,700,  13,900 and 58,575 shares of
          Common Stock which may be acquired by Messrs. Brady, Drenning, Keane, McKenna and Yessa, respectively, through the exercise within sixty days of options granted under the 1992 Incentive Stock Option Plan, the 1982 Incentive Stock Option Plan, or by directors under the 1997 Director Stock Option Plan, the 1993 Director Stock Option Plan or the 1984 Director Stock Option Plan.

     (3) Includes 2,282 shares of Common Stock owned by Mr. Brady's wife, as to which he disclaims beneficial ownership.

     (4) Includes 3,681 shares of Common Stock and 2,002 shares of Class B Stock owned by Mr. Keane's wife, as to which he disclaims beneficial ownership. Includes 55,000 shares of Common Stock held in a trust for the benefit of Mr. Keane's wife, as to which he disclaims beneficial ownership.

     (5) Includes 4,037 shares of Common Stock and 500 shares of Class B Stock owned by the Yessa Family Partnership, over which Mr. Yessa exercises voting and dispositive power. Includes 82,500 shares of Common Stock owned by Mr. Yessa's wife, as to which he disclaims beneficial ownership.

     (6) FMR Corp. and Oak Forest Investment Management have reported that each has sole voting power and sole dispositive power.

                             ELECTION OF DIRECTORS


The Shareholders are being asked to elect five directors to the Company's Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The five directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

All nominees have been members of the Board since the date indicated and have been elected at prior annual meetings of the Shareholders. The nominees for directors, their ages, their principal occupations during at least the past five years, their positions and offices with Astronics and the date each was first elected a director of Astronics are as follows:


   Name and Age         Principal Occupation and Positions        First Elected
    of Nominee             and Offices with Astronics                Director
   ------------         ----------------------------------        -------------

Robert T. Brady         Director; Executive Compensation and Audit      1990
Age 59                  Committees of the Board of Directors.
                        Chairman of the Board, President and
                        Chief Executive Officer of Moog Inc.


John B. Drenning        Secretary and Director; Executive               1970
Age 62                  Compensation and Audit Committees
                        of the Board of  Directors.  Partner
                        in  Hodgson,  Russ,  Andrews,  Woods
                        &  Goodyear,  LLP, Attorneys for the
                        Company, Buffalo, New York.

Robert J. McKenna       Director; Executive Compensation and Audit      1996
Age 51                  Committees of the Board of Directors.
                        Chairman of the Board,  President and Chief
                        Executive  Officer of Acme Electric
                        Corporation.

Kevin T. Keane          Chairman of the Board, President,               1970
Age 67                  Chief Executive Officer and Director.

John M. Yessa           Vice President-Finance, Treasurer, Chief        1985
Age 60                  Financial Officer, and Director.

Other Directorships

In addition to serving as a member of the Astronics  Board of Directors,  Robert
T. Brady is presently serving on the board of directors of other publicly-traded companies, as follows: Moog Inc., Seneca Foods Corporation, M&T Bank Corporation, Acme Electric Corporation and National Fuel Gas Company. Robert J. McKenna also serves as a member of the board of directors of Acme Electric Corporation.

Meetings of the Board of Directors and Standing Committees

During fiscal year ended December 31, 1999, the Board of Directors of the Company had two standing committees: an Audit Committee and an Executive Compensation Committee. The Audit Committee is responsible for reviewing the internal accounting controls and procedures of the Company with management and the independent auditors, accounting principles, related party transactions and the scope of the annual audit of the Company. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Board of Directors does not have a nominating committee.

Board and Committee Attendance

During the fiscal year ended December 31, 1999, the Board of Directors held four meetings. The Audit Committee held two meetings and the Compensation Committee held three meetings. Every member of the Board of Directors attended each of the meetings of the Board of Directors and of all committees on which he served.

Compensation of Directors

In 1999, outside directors were paid an annual retainer of $7,200 and an additional fee of $500 for each meeting attended of the Board and its committees. Directors are permitted to defer their compensation.

The Company's 1997 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 100,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and for so long as the holder is a director of the Company, but not longer than ten years from the date of grant.

On February 17, 2000, the committee charged with administration of the Plan granted options to purchase shares of Common Stock to outside directors at the price of $9.125 per share as follows: Mr. Brady 4,000 shares; Mr. Drenning 4,000 shares; and Mr. McKenna 4,000 shares.

Certain Interests

Mr. Drenning is a partner of the law firm of Hodgson, Russ, Andrews, Woods & Goodyear, LLP. Such firm is counsel to the Company.

Employment Agreements

The Company has entered into one year employment agreements with Messrs. Keane and Yessa that are renewable on a yearly basis. Each year the Company adjusts the salary for both Messrs. Keane and Yessa as discussed below in the Compensation Committee report.

Directors' and Officers' Indemnification Insurance

On October 10, 1998, the Company renewed a Directors' and Officers' Liability Insurance policy written by The Chubb Group. The renewal was for a three-year period at an annual premium of $42,667. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No significant payments or claims of indemnification or expenses have been made under any such insurance policies by the Company at any time.

Section 16(a) Beneficial Ownership Reporting Compliance

During 1999, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company's securities.

THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  "FOR"  THE  PROPOSAL  TO  ELECT
MANAGEMENT'S NOMINEES.

                             EXECUTIVE COMPENSATION


Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and the other executive officers of the Company and its subsidiaries. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all the Company's executive officers, the Committee determines the grants under the Company's Incentive Stock Option Plan and oversees the administration of other compensation plans and programs.

Compensation of Executive Officers Generally

The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company, subsidiary and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.

Components of Compensation

The primary components of the Company's executive compensation program are salary, bonuses and stock options which become exercisable over time.

Salary and  Bonuses.  The  Committee  reviews the salary of  executive  officers annually. The Committee's review takes into consideration the Company's performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity. In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to each factor considered. The Committee also reviews an annual survey of the compensation levels of executives in similar industry segments. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the fiscal year just concluded.

Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management's interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Incentive Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Incentive Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company's success. In determining the size of stock option grants, the Committee focuses primarily on the Company's performance and the role of the executives and managers in accomplishing performance objectives. Stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company's stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Incentive Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.

Compensation of the Chief Executive Officer

Mr. Keane currently serves as Chief Executive Officer of the Company. He was compensated for the 1999 fiscal year utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Keane's performance for the 1999 fiscal year was strong, as reflected by the Company's overall performance. The Company's sales increased to $50.6 million for the 1999 fiscal year from $46.1 million the prior year, while net earnings increased to $4.8 million from $4.3 million. Earnings per share increased to $.81 from $.73 a year ago. The return on shareholder equity for the year was in excess of 21 percent. The Committee believes that Mr. Keane's total compensation for the 1999 fiscal year fairly and sufficiently rewarded him for performance.

 The foregoing report has been approved by all of the members of the Committee.

                           The Compensation Committee

                                Robert T. Brady
                                John B. Drenning
                               Robert J. McKenna

Executive Compensation Summary Table

The following tabulation shows on an accrual basis the compensation for the three fiscal years ended December 31, 1999, received by the two highest paid executive officers of the Company who received more than $100,000:


                                          Summary Compensation Table

                                              Annual Compensation
                                              -------------------

Name and                                                                  Securities      All Other
Principal                                                                 Underlying    Compensation
Position                                 Year      Salary      Bonus      Options (#)      (1)(2)
--------                                 ----      ------      -----      -----------   -------------

Kevin T. Keane                           1999     $256,816    $142,807     16,500       $  8,800
  President, Chief                       1998      246,938     125,360          0          9,600
  Executive Officer                      1997      237,440      96,630          0         11,200

John M. Yessa                            1999     $185,534    $100,615     12,200       $  8,800
  Vice President-Finance                 1998      181,896      87,683          0          9,600
  Treasurer, Chief Financial Officer     1997      174,900      64,045          0         11,200


     (1) Represents amounts accrued under the Company's Profit Sharing / 401(k) Retirement Plan. See, also, discussion under "Employment Agreements" and "Supplemental Executive Retirement Plan."

     (2) The Company reimbursed certain officers for business-related use of automobiles, hotel accommodations, memberships in trade associations and professional organizations and club dues. The portion of these reimbursed expenses which could be considered to confer a personal benefit for each individual named above did not in the aggregate exceed the lesser of $50,000 or 10% of total annual salary and bonus.

Stock Option Grant Table

On January 18, 1999, options to purchase the number of shares of Common Stock set forth in the following table were granted to Kevin T. Keane and John M.
Yessa:



                                          Option Grants In Fiscal 1999
                                               (Individual Grants)

                    Number of                                                         Potential Realizable Value at
                   Securities       Percent of Total                                     Assumed Annual Rates of
                   Underlying      Options Granted to     Exercise                     Stock Price Appreciation For
                    Options          Employees in          Price      Expiration               Option Term
Name                Granted           Fiscal Year          ($/Sh)        Date              5%($)         10%($)
----               ----------      ------------------     --------    ----------           -----         -----
Kevin T. Keane       16,500              26.7%              $9.69      1/18/04            $25,632       $ 74,231
John M. Yessa        12,200              19.9%               8.81      1/18/09             67,614        171,347


Potential realizable values are based on the assumed annual growth rates for the option term. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company's future performance and prospects.

Stock Option Exercises and Fiscal Year-End Value Table

The following table provides information as to stock options exercised during the fiscal year ended December 31, 1999 and the value of each such executive officer's unexercised options at December 31, 1999.


                                 Aggregated Option Exercises in Last Fiscal Year
                                        and Fiscal Year-End Option Values

                                                    Number of Securities              Value of Unexercised
                                                   Underlying Unexercised            In-the-Money Options at
                                                    Options at FY-End (#)                 FY-End ($)(2)
                Shares Acquired       Value         ---------------------                 -------------
Name            or Exercised (#)   Realized (1)   Exercisable   Unexercisable      Exercisable    Unexercisable
----            ----------------   ------------   -----------   -------------      -----------    -------------
Kevin T. Keane      5,500           $ 46,888        7,700         19,800            49,562          26,723
John M. Yessa      34,375            310,578       58,575         15,500           498,835          36,662


     (1)  Market value of stock at exercise less exercise price or base price.

     (2) Based upon the closing price of the Company's Common Stock on the Nasdaq National Market System on December 31, 1999 of $10.125 per share.

Supplemental Executive Retirement Plan Table

In December 1999, the Company adopted a non-qualified supplemental retirement defined benefit plan for certain executives. The Supplemental Executive Retirement Plan ("SERP") benefit is based on 65% of the three-year average compensation. SERP benefits are payable only to "retirement-eligible" participants, i.e., employees designated to participate in the SERP and each of whom, upon termination of employment, has attained age 55 with not less than 10 years of service (as defined).

For purposes of illustration, the following tables show the estimated amounts of annual retirement income that would be payable at the present time under various assumptions as to compensation and years of service to employees who participate in the SERP. The amounts presented are subject to reduction for Social Security benefits and for Profit Sharing benefits earned under the Company's Defined Profit Sharing/401(k) Plan. A discount factor applies for retirement-eligible participants who start to receive benefits before attaining age 65.


               Estimated Unfunded Supplemental Retirement Plan Table
               -----------------------------------------------------

                                            Years of Service
Three Year Average
   Compensation            10            15            20            25          30
   ------------            --            --            --            --          --

  $100,000              $ 32,500     $ 35,750      $ 39,000      $ 65,000     $ 65,000
   150,000                48,750       53,625        58,500        97,500       97,500
   200,000                65,000       71,500        78,000       130,000      130,000
   250,000                81,250       89,375        97,500       162,500      162,500
   300,000                97,500      107,250       117,000       195,000      195,000
   350,000               113,750      125,125       136,500       227,500      227,500
   400,000               130,000      143,000       156,000       260,000      260,000
   450,000               146,250      160,875       175,500       292,500      292,500
   500,000               162,500      178,750       195,000       325,000      325,000

                           CORPORATE PERFORMANCE GRAPH

The following graph compares the yearly changes in cumulative total shareholder return of (i) the Company, (ii) the S&P 500 and (iii) the NASDAQ US and Foreign Index for a period of five years commencing December 31, 1994 and ending December 31, 1999.

                                    [GRAPH]


                                 1994        1995        1996        1997       1998      1999
                         -----------------------------------------------------------------------
S&P 500                       100.000       137.589    169.483     226.140    291.804    353.743
Astronics Stock               100.000       155.562    277.812     527.873    588.325    618.888
Nasdaq US and Foreign         100.000       140.359    171.842     209.846    290.171    531.738
                         -----------------------------------------------------------------------


                       APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP, independent certified public accountants, to act as auditors of Astronics Corporation for the current fiscal year. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

                PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING

To be considered for inclusion in the proxy materials for the 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than November 24, 2000. With respect to shareholder proposals not submitted for inclusion in the proxy materials for that meeting, unless notice of such a proposal is received by the Company no later than February 6, 2001, management proxies will be allowed to use their discretionary voting authority to vote on such proposal.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

Copies of the 1999 Annual Report to Shareholders of Astronics Corporation have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 1801 Elmwood Avenue, Buffalo, NY 14207.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 3, 2000, ON REQUEST TO SHAREHOLDER RELATIONS ASTRONICS CORPORATION, 1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207.

                       BY ORDER OF THE BOARD OF DIRECTORS

                           John B. Drenning, Secretary

Buffalo, New York
March 13, 2000

                               [FORMS OF PROXY]

                                 You're Invited
                                     to the
                          ANNUAL SHAREHOLDERS' MEETING

                      THURSDAY, APRIL 20, 2000, 10:00 A.M.
                            Orchard Park Country Club
                           S-477 South Buffalo Street
                             Orchard Park, New York


Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

                 Please Detach and Mail in the Envelope Provided

______________________________________________________________________________
         Please mark your
[X]      votes as in this
         example

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The Directors recommend a vote FOR election of all nominees and FOR proposal 2

                             FOR       WITHHELD
1.   Election of Directors  [   ]       [   ]          Nominees:
                                                       Robert T. Brady
                                                       John B. Drenning
     For, except vote withheld from                    Robert J. McKenna
     the following nominees:                           Kevin T. Keane
                                                       John M. Yessa
     ______________________________

                             FOR       AGAINST     ABSTAIN
2.   Ratify the appointment [   ]       [   ]       [   ]
     of Ernst & Young LLP
     as independent
     auditors for fiscal
     year 2000.

3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.

Change of Address/ [  ]      I plan to attend  [   ]       I do not plan to [  ]
comments on reverse side.    the meeting.                  attend the meeting.

SIGNATURE(S)______________________________      DATE_______________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                             ASTRONICS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 20, 2000, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 2.

                                 You're Invited
                                     to the
                          ANNUAL SHAREHOLDERS' MEETING

                      THURSDAY, APRIL 20, 2000, 10:00 A.M.
                            Orchard Park Country Club
                           S-477 South Buffalo Street
                             Orchard Park, New York


Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

                 Please Detach and Mail in the Envelope Provided

______________________________________________________________________________
         Please mark your
[X]      votes as in this
         example

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The Directors recommend a vote FOR election of all nominees and FOR proposal 2

                             FOR       WITHHELD
1.   Election of Directors  [   ]       [   ]          Nominees:
                                                       Robert T. Brady
                                                       John B. Drenning
     For, except vote withheld from                    Robert J. McKenna
     the following nominees:                           Kevin T. Keane
                                                       John M. Yessa
     ______________________________

                             FOR       AGAINST     ABSTAIN
2.   Ratify the appointment [   ]       [   ]       [   ]
     of Ernst & Young LLP
     as independent
     auditors for fiscal
     year 2000.

3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof.

Change of Address/ [  ]      I plan to attend  [   ]       I do not plan to [  ]
comments on reverse side.    the meeting.                  attend the meeting.

SIGNATURE(S)______________________________      DATE_______________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                             ASTRONICS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Common Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 20, 2000, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 2.